SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Act of 1934


                       July 31, 1997
________________________________________________
        Date of Report (Date of earliest event reported)



                     CONTROLLED ENVIRONMENT AQUACULTURE
                              TECHNOLOGY, INC.
________________________________________________
           (Exact name of registrant as specified in its charter)



Colorado                  0-25868              84-1293167
________________________________________________
(State or other       (Commission              I.R.S.Employer
jurisdiction           File Number)   Identification No.)
of incorporation)



CEA TECH USA, Inc.
7 Waterfront Plaza, Suite 400
500 Ala Moana Blvd.
Honolulu, HI                                          96813
__________________________________________________________
(Address of Principal Office)                 (Zip Code)

(808)521-1801
__________________________________________________________
Issuer's telephone number, including area code

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING
ACCOUNTANT

(a) DISMISSAL OF PRINCIPAL ACCOUNTANT.

        Grant Thornton, LLP, Certified Public Accountants, 1132 Bishop Street, Suite 1000, Honolulu, Hawaii 96813-2830, the independent accountant previously engaged as the principal accountant to audit the registrant's financial statements, has been dismissed, effective July 31, 1997. The report of Grant Thornton, LLP, on the financial statements of the registrant for the fiscal year ending January 31, 1997, did contain a going concern qualification but did not contain any other adverse opinion, disclaimer of opinion or qualification as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended and approved by the board of directors of the registrant.

        There were no disagreements with Grant Thornton, LLP, at any time, on any matters of accounting principles or practices, financial statement disclosures, or auditing scope or procedures which disagreement(s), if not resolved to the satisfaction of Grant Thornton, LLP, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports.

(b) ENGAGEMENT OF NEW PRINCIPAL ACCOUNTANT.

        The registrant has engaged a new independent accountant, Singer, Lewak, Greenbaum & Goldstein, 10960 Wilshire Blvd., Suite 1100, Los Angeles, California 90024. The date of the engagement was July 31, 1997. The registrant has not previously consulted its newly engaged independent auditor on any matters.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CONTROLLED ENVIRONMENT AQUACULTURE TECHNOLOGY,
INC.

/s/ J. A. Garcia, President             8/5/97
________________________________________________
(Signature)                                   (Date)